Supplement dated April 28, 2014
to the Classes A, B, C, J, and P Shares Prospectus
for Principal Funds, Inc.
dated March 1, 2014

(as supplemented on March 7, 2014 and March 14, 2014)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

FUND SUMMARIES

GLOBAL DIVERSIFIED INCOME FUND
Delete the Objective and substitute:
The Fund seeks income.

MONEY MARKET FUND
Delete the Annual Fund Operating Expenses table and substitute:
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class J
Management Fees	0.39%	0.39%	0.39%	0.39%
Distribution and/or Service (12b-1) Fees	— %	1.00%	1.00%	0.25%
Other Expenses	0.15%	0.54%	0.27%	0.18%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.55%	1.94%	1.67%	0.83%
Fee Waiver and Expense Reimbursement(1) (2)	N/A	(0.380)%	—%	(0.010)%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	0.55%	1.56%	1.67%	0.82%
(1) Principal Funds Distributor, Inc. ("the Distributor") has contractually agreed to limit the Distribution Fees attributable to Class J. The limit will maintain the level of Distribution Fees not to exceed 0.24%. It is expected that the fee waiver will continue through the period ending February 28, 2015; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.

(2) Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.55% for Class B and 1.79% for Class C shares. It is expected that the expense limit will continue through the period ending February 28, 2015; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limit prior to the end of the period.

SMALLCAP GROWTH FUND I
Under the Management and Sub-Advisors headings, add the following:
Emerald Advisers, Inc.

SMALLCAP GROWTH FUND II
As of April 25, 2014, delete references to the SmallCap Growth Fund II from the Prospectus.

MANAGEMENT OF THE FUNDS
The Sub-Advisors
In the section for Emerald Advisers, Inc. (“Emerald”), delete the information and substitute:

Sub-Advisor:	Emerald Advisers, Inc. (“Emerald”), 3175 Oregon Pike, Leola, PA 17540, is a wholly owned subsidiary of Emerald Asset Management incorporated in 1991.

Emerald is the sub-advisor for a portion of the assets of the SmallCap Growth Fund I.

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